THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT
Discovery Premier Group Retirement Annuity II
Supplement to Prospectus Dated May 1, 2017
Supplement dated February 20, 2018
This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to provide updated information pursuant to the tax reform legislation commonly referred to as the Tax Cuts and Jobs Act of 2017.

PROSPECTUS CHANGES

I.	THE CONTRACTS
On page 21 under “Procedures for Loan Default” the following is added at the end of this section:

If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.

II.	FEDERAL TAX STATUS

On page 25 under “Contributions/Rollovers” the following is added after the first sentence in the third paragraph:

If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2017-PROSUPP-14